UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2007

AMERICAN ECOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Lakepointe Centre I, 300 E. Mallard Drive, Suite 300 Boise, Idaho	83706
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 331-8400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c)  Appointment of Principal Officers.

Effective August 13, 2007, Simon G. Bell was promoted to Vice President of Operations of American Ecology Corporation (the “Company”). Bell, 37, joined the Company in 2001 as Environmental Manager at its Grand View, Idaho facility and later served as the Idaho facility’s General Manager prior to being appointed Vice President of Hazardous Waste Operations in December 2005. With his recent promotion, Bell assumes operating responsibility for the Company’s Richland, Washington facility as well as its transportation group. Prior to joining American Ecology, Bell was General Manager of a hazardous waste disposal facility in Colorado and served in various environmental management positions in the mining industry in Idaho and South Dakota. Bell received a B.S. in Geology from Colorado State University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN ECOLOGY CORPORATION
(Registrant)

Date: August 13, 2007

By: /S/ Stephen A. Romano
Stephen A. Romano
President and Chief Executive Officer

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